CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen International Trust


We consent to the use of our reports dated November 1, 1996 for Evergreen Global Opportunities Fund incorporated by reference herein.

                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP


Boston, Massachusetts
January 9, 1998